UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2009

BLUEFIRE ETHANOL FUELS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-1370489	20-4590982
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Musick
Irvine, California 92618
 (Address of principal executive offices)

(949) 588-3767
(Telephone number, including area code)

Copies to:
Joseph M. Lucosky, Esq.
Anslow & Jaclin, LLP
195 Rt. 9 South
Manalapan, NJ, 07726
Tel.: (732) 409-1212
Fax.: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On December 22, 2009, the Bluefire Ethanol Fuels, Inc. (the “Company”) Board of Directors accepted the resignation of Joseph I. Emas, which had been submitted on December 21, 2009. Mr. Emas served on the Audit Committee, Compensation Committee and as Chairman of the Nominating Committee.  Mr. Emas resignation was not a result of any disagreements relating to the Company’s operations, policies or practices.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

17.1	Resignation Letter of Joseph I. Emas

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 23, 2009		BLUEFIRE ETHANOL FUELS, INC.

	By:	/s/ Arnold Klann
ANRNOLD KLANN Chief Executive Officer

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